UST Form 11-MOR (12/01/2021) 1 UNITED STATES BANKRUPTCY COURT DISTRICT OFNew Jersey New Jersey In Re. Cyxtera Technologies, Inc. Debtor(s) § § § § Case No. 23-14853 Lead Case No. 23-14853 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 10/31/2023 Petition Date: 06/04/2023 Months Pending: 5 Industry Classification: 5 1 8 2 Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 0 Debtor's Full-Time Employees (as of date of order for relief): 0 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Signature of Responsible Party Printed Name of Responsible Party Date Address /s/ Felice Yudkin 11/21/2023 Felice Yudkin Court Plaza North, 25 Main Street, Hackensack, NJ 07601 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. Case 23-14853-JKS Doc 735 Filed 11/21/23 Entered 11/21/23 15:01:58 Desc Main Document Page 1 of 12

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Debtor's Name Cyxtera Technologies, Inc. Case No. 23-14853

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$6,283	
b.	Total receipts (net of transfers between accounts)	$0	$0
c.	Total disbursements (net of transfers between accounts)	$201	$1,004
d.	Cash balance end of month (a+b-c)	$6,082	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$201	$1,004

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ● Market ○ Other ○ (attach explanation))	$0
d	Total current assets	$1,530,855
e.	Total assets	$11,858,060
f.	Postpetition payables (excluding taxes)	$0
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$0
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$188,478
m.	Prepetition unsecured debt	$-103,255,523
n.	Total liabilities (debt) (j+k+l+m)	$-103,067,045
o.	Ending equity/net worth (e-n)	$114,925,105

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c.	Gross profit (a-b)	$0	
d.	Selling expenses	$0	
e.	General and administrative expenses	$0	
f.	Other expenses	$-201	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$0	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$0	
k.	Profit (loss)	$-201	$-1,454

UST Form 11-MOR (12/01/2021) 2

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Debtor's Name Cyxtera Technologies, Inc. Case No. 23-14853

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
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Debtor's Name Cyxtera Technologies, Inc. Case No. 23-14853

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UST Form 11-MOR (12/01/2021) 5 Debtor's Name Cyxtera Technologies, Inc. Case No. 23-14853 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative b. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv Case 23-14853-JKS Doc 735 Filed 11/21/23 Entered 11/21/23 15:01:58 Desc Main Document Page 5 of 12

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Debtor's Name Cyxtera Technologies, Inc. Case No. 23-14853

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Debtor's Name Cyxtera Technologies, Inc. Case No. 23-14853

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Debtor's Name Cyxtera Technologies, Inc. Case No. 23-14853

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c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a. Were any payments made on prepetition debt? (if yes, see Instructions) — Yes ○ No ●

b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions) — Yes ○ No ●

c. Were any payments made to or on behalf of insiders? — Yes ○ No ●

d. Are you current on postpetition tax return filings? — Yes ● No ○

e. Are you current on postpetition estimated tax payments? — Yes ● No ○

f. Were all trust fund taxes remitted on a current basis? — Yes ● No ○

g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions) — Yes ● No ○

h. Were all payments made to or on behalf of professionals approved by the court? — Yes ○ No ○ N/A ●

i. Do you have:
- Worker's compensation insurance? — Yes ● No ○
  - If yes, are your premiums current? — Yes ● No ○ N/A ○ (if no, see Instructions)
- Casualty/property insurance? — Yes ● No ○
  - If yes, are your premiums current? — Yes ● No ○ N/A ○ (if no, see Instructions)
- General liability insurance? — Yes ● No ○
  - If yes, are your premiums current? — Yes ● No ○ N/A ○ (if no, see Instructions)

j. Has a plan of reorganization been filed with the court? — Yes ● No ○

k. Has a disclosure statement been filed with the court? — Yes ● No ○

l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? — Yes ● No ○

UST Form 11-MOR (12/01/2021) 8

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Debtor's Name Cyxtera Technologies, Inc. Case No. 23-14853

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ○ No ◉
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ○ No ○ N/A ◉

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Raymond Li
Signature of Responsible Party

Raymond Li
Printed Name of Responsible Party

Deputy Chief Restructuring Officer
Title

11/21/2023
Date

UST Form 11-MOR (12/01/2021) 9

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Debtor's Name Cyxtera Technologies, Inc. Case No. 23-14853

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UST Form 11-MOR (12/01/2021) 10

UST Form 11-MOR (12/01/2021) 11 Debtor's Name Cyxtera Technologies, Inc. Case No. 23-14853 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50 Case 23-14853-JKS Doc 735 Filed 11/21/23 Entered 11/21/23 15:01:58 Desc Main Document Page 11 of 12

UST Form 11-MOR (12/01/2021) 12 Debtor's Name Cyxtera Technologies, Inc. Case No. 23-14853 PageFour PageThree Case 23-14853-JKS Doc 735 Filed 11/21/23 Entered 11/21/23 15:01:58 Desc Main Document Page 12 of 12

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Supporting Documents Page 1 of 4

October MOR - Statements of Cash Receipts and Disbursements

ENTITY NAME	Cyxtera Communications, LLC	Cyxtera Technologies, Inc.	Cyxtera Canada, LLC	Cyxtera Communications Canada, ULC	Cyxtera Data Centers, Inc.	Cyxtera DC Holdings, Inc.	Cyxtera DC Parent Holdings, Inc.	Cyxtera Federal Group, Inc.	Cyxtera Management, Inc.	Cyxtera Netherlands B.V.	Cyxtera Canada TRS, ULC	Cyxtera Digital Services, LLC	Cyxtera Employer Services, LLC	Cyxtera Holdings, LLC	Cyxtera Technologies Maryland, Inc.	Cyxtera Technologies, LLC
CASH BEGINNING AS OF OCTOBER 1ST 2023	**94,186,843**	**6,283**	-	####	-	**3,030,458**	-	**193,773**	**2,058,733**	-	-	-	-	-	-	-
RECEIPTS																
TOTAL RECEIPTS	**46,354,034**	-	-	**1,286,008**	-	**(439,000)**	-	**293,369**	**9,872,244**	-	-	-	-	-	-	-
DISBURSEMENTS (1)																
CAPEX	7,711,025	-	-	44,324	-	-	-	-	30,804	-	-	-	-	-	-	-
COMMISSONS	646,993	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
EMPLOYEE / BENEFITS	4,786,826	-	-	160,779	-	-	-	49,888	2,388,110	-	-	-	-	-	-	-
EQUIPMENT LEASES	2,514,562	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
OTHER	2,901,095	201	-	1,910,069	-	2,562,371	-	216,942	7,413,745	-	-	-	-	-	-	-
RENT	16,575,378	-	-	574,637	-	-	-	-	464,771	-	-	-	-	-	-	-
TAX	984,793	-	-	-	-	-	-	3,646	14,962	-	-	-	-	-	-	-
THIRD PARTY	1,025,717	-	-	74,079	-	-	-	-	-	-	-	-	-	-	-	-
UTILITIES	17,042,467	-	-	588	-	-	-	-	-	-	-	-	-	-	-	-
TOTAL DISBURSEMENTS	**54,188,858**	**201**		**2,764,476**		**2,562,371**		**270,476**	**10,312,392**							
NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	(7,834,824)	(201)		(1,478,468)		(3,001,371)		22,893	(440,148)							
CASH – END OF MONTH	**86,352,019**	**6,082**		**9,296,085**		**29,088**		**216,666**	**1,618,585**							

Notes:
(1) Only includes external disbursements; intercompany disbursements removed
(2) Negative receipts reported for Cyxtera DC Holdings is attributed to the exclusion of intercompany disbursements which causes a negative receipt entry when reconciling cash

October MOR - Balance Sheet ENTITY NAME Cyxtera  Communications, LLC Cyxtera Technologies,  Inc. Cyxtera Canada, LLC Cyxtera  Communications  Canada, ULC Cyxtera Data Centers,  Inc. Cyxtera DC Holdings,  Inc. Cyxtera DC Parent  Holdings, Inc. Cyxtera Federal Group,  Inc. Cyxtera Management,  Inc. Cyxtera Netherlands  B.V. Cyxtera Canada  TRS, ULC Cyxtera Digital  Services, LLC Cyxtera  Employer  Services, LLC Cyxtera  Holdings, LLC Cyxtera  Technologies  Maryland, Inc. Cyxtera  Technologies,  LLC Current Assets         138,004,558              1,530,855                             ‐            13,456,282                             ‐                   29,088                             ‐              1,164,879            15,809,175              2,025,616               ‐               ‐               ‐               ‐               ‐               ‐  Cash           91,999,107                   56,082                             ‐              8,468,218                             ‐                   29,088                             ‐                   78,834              1,610,067                             ‐               ‐               ‐               ‐               ‐               ‐               ‐  Trade Receivables           18,385,395                             ‐                             ‐              1,940,190                             ‐                             ‐                             ‐                   82,235                 336,173                        439               ‐               ‐               ‐               ‐               ‐               ‐  Intercompany Receivables                            ‐                             ‐                             ‐                             ‐                             ‐                             ‐                             ‐                             ‐              1,192,602                             ‐               ‐               ‐               ‐               ‐               ‐               ‐  Other Current Assets           27,620,055              1,474,773                             ‐              3,047,874                             ‐                            0                             ‐              1,003,811            12,670,334              2,025,177               ‐               ‐               ‐               ‐               ‐               ‐  Non‐Current Assets      1,843,036,858            10,327,205                             ‐            66,372,380                             ‐       2,068,046,609                             ‐                             ‐            12,584,009              2,064,408               ‐               ‐               ‐               ‐               ‐               ‐  Other Non‐Current Assets                            ‐                             ‐                             ‐                             ‐                             ‐                             ‐                             ‐                             ‐                             ‐                             ‐               ‐               ‐               ‐               ‐               ‐               ‐  PP&E      1,289,748,718                             ‐                             ‐            59,785,836                             ‐                             ‐                             ‐                             ‐              3,109,497                 (29,464)              ‐               ‐               ‐               ‐               ‐               ‐  Operating         154,703,172                             ‐                             ‐              4,505,136                             ‐                             ‐                             ‐                             ‐              9,279,538              2,092,843               ‐               ‐               ‐               ‐               ‐               ‐  Goodwill                           0                             ‐                             ‐            (2,548,972)                            ‐                             ‐                             ‐                             ‐                             ‐                             ‐               ‐               ‐               ‐               ‐               ‐               ‐  Net Intangible Asset         387,862,528                             ‐                             ‐              4,766,081                             ‐                             ‐                             ‐                             ‐                             ‐                             ‐               ‐               ‐               ‐               ‐               ‐               ‐  Other Long Term Asset           10,722,440            10,327,205                             ‐               (135,701)                            ‐       2,068,046,609                             ‐                             ‐                 194,974                     1,030               ‐               ‐               ‐               ‐               ‐               ‐  Current Liabilities         (41,986,628)       (104,227,700)           (9,090,041)           34,602,140                             ‐          208,168,689                             ‐              8,819,998          619,341,462            (9,239,916)              ‐               ‐               ‐               ‐               ‐               ‐  A/P           52,404,579                             ‐                             ‐              1,496,946                             ‐                             ‐                             ‐                 413,101              7,492,386              1,172,545               ‐               ‐               ‐               ‐               ‐               ‐  Accrued Expenses           91,166,956                 188,478                             ‐              3,712,694                             ‐              1,721,993                             ‐                 175,144            21,435,599            10,163,259               ‐               ‐               ‐               ‐               ‐               ‐  Other Current Liabilities             2,143,073                             ‐                             ‐                   28,227                             ‐                             ‐                             ‐                        516                            0                             ‐               ‐               ‐               ‐               ‐               ‐               ‐  Intercompany Payable       (334,859,434)       (104,416,178)           (9,090,041)           25,619,489                             ‐              5,978,185                             ‐              6,748,455          589,166,884          (21,787,685)              ‐               ‐               ‐               ‐               ‐               ‐  Short Term Operating Lease           26,428,875                             ‐                             ‐                 749,673                             ‐                             ‐                             ‐                             ‐              1,246,593              1,209,111               ‐               ‐               ‐               ‐               ‐               ‐  Capital Lease OFO           23,600,797                             ‐                             ‐                   (1,689)                            ‐                             ‐                             ‐                             ‐                            0                             ‐               ‐               ‐               ‐               ‐               ‐               ‐  Current Portionn of Debt                            ‐                             ‐                             ‐                             ‐                             ‐          200,468,511                             ‐                             ‐                             ‐                             ‐               ‐               ‐               ‐               ‐               ‐               ‐  Deferred Revenue           97,128,526                             ‐                             ‐              2,996,800                             ‐                             ‐                             ‐              1,482,781                             ‐                     2,855               ‐               ‐               ‐               ‐               ‐               ‐  Non‐Current Liabilities      1,056,530,507              1,160,655                             ‐            29,297,698                             ‐          970,965,318                             ‐            (1,231,328)           10,648,927              1,347,687               ‐               ‐               ‐               ‐               ‐               ‐  Other Non‐Current Libilities         197,884,010                             ‐                             ‐              6,334,665                             ‐          970,965,318                             ‐                             ‐            11,409,785              1,333,426               ‐               ‐               ‐               ‐               ‐               ‐  Long Term Debt LCM                            ‐                             ‐                             ‐                             ‐                             ‐                          (0)                            ‐                             ‐                             ‐                             ‐               ‐               ‐               ‐               ‐               ‐               ‐  Long Term Cap Lease Obligaation         855,936,390                             ‐                             ‐            22,848,381                             ‐                             ‐                             ‐                             ‐                          (0)                            ‐               ‐               ‐               ‐               ‐               ‐               ‐  Deferred Tax Liability             2,710,107              1,160,655                             ‐                 114,652                             ‐                             ‐                             ‐            (1,231,328)              (760,858)                  14,261               ‐               ‐               ‐               ‐               ‐               ‐  Shareholder's Equity         966,497,536          114,925,105              9,090,041            15,928,824                             ‐          888,941,690                             ‐            (6,423,791)       (601,597,205)           11,982,254               ‐               ‐               ‐               ‐               ‐               ‐  Common Stock                            ‐                             ‐                             ‐                             ‐                             ‐                             ‐                             ‐                             ‐                             ‐                             ‐               ‐               ‐               ‐               ‐               ‐               ‐  Other Shareholder's Equity      1,788,109,637          540,312,669              9,103,140            64,399,343                             ‐       1,333,231,202                             ‐                 808,862            68,661,854                             ‐               ‐               ‐               ‐               ‐               ‐               ‐  Treasury Stock                            ‐                             ‐                             ‐                             ‐                             ‐                             ‐                             ‐                             ‐                             ‐                             ‐               ‐               ‐               ‐               ‐               ‐               ‐  Accumulated Dividend                            ‐                             ‐                             ‐                             ‐                             ‐                             ‐                             ‐                             ‐                             ‐                             ‐               ‐               ‐               ‐               ‐               ‐               ‐  Retained Earnings       (821,612,100)       (425,387,564)                (13,099)         (48,470,519)                            ‐        (444,289,512)                            ‐            (7,232,653)       (670,259,059)           11,982,254               ‐               ‐               ‐               ‐               ‐               ‐  Notes: (1) All tax accruals are not reflected in the balance sheet and income statement due to timing of quarter end financial close process Case 23-14853-JKS Doc 735-1 Filed 11/21/23 Entered 11/21/23 15:01:58 Desc Supporting Documents Page 2 of 4

October MOR - Statements of Operations ENTITY NAME Cyxtera Communications,  LLC Cyxtera Technologies,  Inc. Cyxtera Canada, LLC Cyxtera  Communications  Canada, ULC Cyxtera Data Centers,  Inc. Cyxtera DC Holdings,  Inc. Cyxtera DC Parent  Holdings, Inc. Cyxtera Federal Group,  Inc. Cyxtera Management,  Inc. Cyxtera Netherlands  B.V. Cyxtera Canada  TRS, ULC Cyxtera Digital  Services, LLC Cyxtera  Employer  Services, LLC Cyxtera  Holdings, LLC Cyxtera  Technologies  Maryland, Inc. Cyxtera  Technologies,  LLC  Revenue        53,012,165                      ‐                      ‐       2,411,096                      ‐                      ‐                      ‐          467,128                         ‐             (9,322)        ‐         ‐         ‐         ‐         ‐         ‐  Colocation Revenue       53,584,600                      ‐                      ‐       2,245,722                      ‐                      ‐                      ‐          467,128                         ‐                 869         ‐         ‐         ‐         ‐         ‐         ‐  Cybersecurity Revenue                        ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                         ‐                      ‐         ‐         ‐         ‐         ‐         ‐         ‐  Intercompany Revenue           (572,436)                     ‐                      ‐          165,374                      ‐                      ‐                      ‐                      ‐                         ‐           (10,191)        ‐         ‐         ‐         ‐         ‐         ‐  Val Adjustment Revenue                        ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                         ‐                      ‐         ‐         ‐         ‐         ‐         ‐         ‐   Operating Expenses       (31,140,018)                     ‐                      ‐         (921,991)                     ‐                      ‐                      ‐             (2,912)                        ‐           (13,589)        ‐         ‐         ‐         ‐         ‐         ‐  Personnel Operating Expenses        (4,407,933)                     ‐                      ‐         (135,474)                     ‐                      ‐                      ‐                      ‐                         ‐           (12,697)        ‐         ‐         ‐         ‐         ‐         ‐  Total Direct ‐ COR      (26,732,085)                     ‐                      ‐         (786,517)                     ‐                      ‐                      ‐             (2,912)                        ‐                (892)        ‐         ‐         ‐         ‐         ‐         ‐   SG&A         (4,634,653)                     ‐                      ‐             (5,665)                     ‐                      ‐                      ‐         (197,332)        (5,336,633)          (12,424)        ‐         ‐         ‐         ‐         ‐         ‐  Total Personnel SG&A        (4,432,289)                     ‐                      ‐             (4,672)                     ‐                      ‐                      ‐         (176,653)        (3,435,668)            (7,162)        ‐         ‐         ‐         ‐         ‐         ‐  Marketing and Advertisement             (15,486)                     ‐                      ‐                      ‐                      ‐                      ‐                      ‐             (2,303)           (269,668)                     ‐         ‐         ‐         ‐         ‐         ‐         ‐  Other SG&A           (186,878)                     ‐                      ‐                (993)                     ‐                      ‐                      ‐           (18,376)        (1,631,297)            (5,262)        ‐         ‐         ‐         ‐         ‐         ‐   Depreciation and Amortization       (16,285,708)                     ‐                      ‐         (704,282)                     ‐                      ‐                      ‐                      ‐            (150,534)                   (1)        ‐         ‐         ‐         ‐         ‐         ‐  Depreciation Expense      (11,259,901)                     ‐                      ‐         (704,282)                     ‐                      ‐                      ‐                      ‐            (150,534)                   (1)        ‐         ‐         ‐         ‐         ‐         ‐  Amortization Expense        (5,025,806)                     ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                         ‐                      ‐         ‐         ‐         ‐         ‐         ‐         ‐   Asset Impairment Loss                         ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                         ‐     11,540,230         ‐         ‐         ‐         ‐         ‐         ‐  Asset Impairment                        ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                         ‐                      ‐         ‐         ‐         ‐         ‐         ‐         ‐  Notes Receivable Asset Impairment Loss                        ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                         ‐                      ‐         ‐         ‐         ‐         ‐         ‐         ‐  IC Receivable Asset Impairment Loss                        ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                         ‐     11,540,230         ‐         ‐         ‐         ‐         ‐         ‐   Acquisition & Other Cost                         ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                         ‐                      ‐         ‐         ‐         ‐         ‐         ‐         ‐  Acquisition cost                        ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                         ‐                      ‐         ‐         ‐         ‐         ‐         ‐         ‐  Sponsor Fee                        ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                         ‐                      ‐         ‐         ‐         ‐         ‐         ‐         ‐   Net Intereset Expense         (7,535,970)                     ‐                      ‐         (181,203)                     ‐      (2,407,788)                     ‐                      ‐                         ‐                      ‐         ‐         ‐         ‐         ‐         ‐         ‐  Interest and Other Expense        (7,535,970)                     ‐                      ‐         (181,203)                     ‐      (2,407,788)                     ‐                      ‐                         ‐                      ‐         ‐         ‐         ‐         ‐         ‐         ‐  Debt Issuance Cost Amortization                        ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                         ‐                      ‐         ‐         ‐         ‐         ‐         ‐         ‐   Non‐Operating Income             459,961                (201)                     ‐         (500,473)                     ‐         (415,148)                     ‐                (556)        (7,023,175)                905         ‐         ‐         ‐         ‐         ‐         ‐  Gain.Loss Asset Sale                3,500                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                         ‐                      ‐         ‐         ‐         ‐         ‐         ‐         ‐  Gain.Loss Exchange           (614,547)                     ‐                      ‐            14,387                      ‐         (414,816)                     ‐                      ‐                         ‐                 905         ‐         ‐         ‐         ‐         ‐         ‐  Gain.Loss Investment                        ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                         ‐                      ‐         ‐         ‐         ‐         ‐         ‐         ‐  Other Non‐Operating Income         1,071,008                (201)                     ‐         (514,860)                     ‐                (332)                     ‐                (556)        (7,023,175)                     ‐         ‐         ‐         ‐         ‐         ‐         ‐   Change in Warrant Debt                         ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                         ‐                      ‐         ‐         ‐         ‐         ‐         ‐         ‐   Income and Other Tax            (309,385)                     ‐                      ‐                      ‐                      ‐                      ‐                      ‐             (3,646)                        ‐                      ‐         ‐         ‐         ‐         ‐         ‐         ‐  Income Tax Expense               (4,441)                     ‐                      ‐                      ‐                      ‐                      ‐                      ‐             (3,646)                        ‐                      ‐         ‐         ‐         ‐         ‐         ‐         ‐  Deferred Income Tax           (304,944)                     ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                         ‐                      ‐         ‐         ‐         ‐         ‐         ‐         ‐   Net G/L Cont Operation                         ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                         ‐                      ‐         ‐         ‐         ‐         ‐         ‐         ‐  Gain/Loss Conti Operation                        ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                      ‐                         ‐                      ‐         ‐         ‐         ‐         ‐         ‐         ‐   Net Income         (6,433,608)               (201)                     ‐            97,482                      ‐      (2,822,936)                     ‐          262,682       (12,510,342)    11,505,800         ‐         ‐         ‐         ‐         ‐         ‐  Notes: (1) All tax accruals are not reflected in the balance sheet and income statement due to timing of quarter end financial close process Case 23-14853-JKS Doc 735-1 Filed 11/21/23 Entered 11/21/23 15:01:58 Desc Supporting Documents Page 3 of 4

Case 23-14853-JKS Doc 735-1 Filed 11/21/23 Entered 11/21/23 15:01:58 Desc
Supporting Documents Page 4 of 4

October MOR - Payments Made On Prepetition Debt

ENTITY NAME	Cyxtera Communications, LLC	Cyxtera Technologies, Inc.	Cyxtera Canada, LLC	Cyxtera Communications Canada, ULC	Cyxtera Data Centers, Inc.	Cyxtera DC Holdings, Inc.	Cyxtera DC Parent Holdings, Inc.	Cyxtera Federal Group, Inc.	Cyxtera Management, Inc.	Cyxtera Netherlands B.V.	Cyxtera Canada TRS, ULC	Cyxtera Digital Services, LLC	Cyxtera Employer Services, LLC	Cyxtera Holdings, LLC	Cyxtera Technologies Maryland, Inc.	Cyxtera Technologies, LLC
Vendor	2,701,621	-	-	4,926	-	-	-	2,310	10,841	-	-	-	-	-	-	-
Insurance	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Wages	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
DIP	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Tax	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Customer	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Grand total	**2,701,621**	**-**	**-**	**4,926**	**-**	**-**	**-**	**2,310**	**10,841**	**-**	**-**	**-**	**-**	**-**	**-**	**-**